UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐   Definitive Proxy Statement

☒    Definitive Additional Materials

☐    Soliciting Material under §240.14a-12

Annovis Bio, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒   No fee required.

☐    Fee paid previously with preliminary materials.

☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Annovis Bio, Inc. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held Virtually on June 12, 2024 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice, Proxy Statement and Form 10-K Report are available at http://www.viewproxy.com/AnnovisBio/2024. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before June 5, 2024 to facilitate timely delivery. Important information regarding the Internet availability of the company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. The 2024 Annual Meeting of Stockholders of Annovis Bio, Inc. will be held virtually on June 12, 2024 at 10:00 a.m. EDT. As a Registered Holder, you may attend the Annual Meeting by first registering at http://www.viewproxy.com/AnnovisBio/2024 using your Virtual Control Number below. Your registration must be received by 11:59 p.m. EDT on June 10, 2024. On the day of the meeting, you may log in to the meeting at http://www.viewproxy.com/AnnovisBio/2024/VM using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting - What do I need to do to attend the Annual Meeting virtually?”. 1. Election of Directors 01 Michael Hoffman 02 Maria Maccecchini 03 Claudine Bruck 04 Reid McCarthy 05 Mark White 2. Approval of an amendment to the Company’s 2019 Equity Incentive Plan. 3. Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. NOTE: IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. INTERNET TELEPHONE E-MAIL The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to http://www.viewproxy.com/AnnovisBio/2024. Have your 11 digit Virtual Control Number (located below) available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit Virtual Control Number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit Virtual Control Number located in the box below. VIRTUAL CONTROL NO.

Annovis Bio, Inc. HOW TO REGISTER FOR THE VIRTUAL ANNUAL MEETING The 2024 Annual Meeting of Stockholders of Annovis Bio, Inc. will be held virtually on June 12, 2024 at 10:00 a.m. EDT. As a Registered Holder, you may attend the Annual Meeting by first registering at http://www.viewproxy.com/AnnovisBio/2024 using your Virtual Control Number. Your registration must be received by 11:59 p.m. EDT on June 10, 2024. On the day of the meeting, you may log in to the meeting at http://www.viewproxy.com/AnnovisBio/2024/VM using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting - What do I need to do to attend the Annual Meeting virtually?”. PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE The following proxy materials are available to you for review at: http://www.viewproxy.com/AnnovisBio/2024 Notice, Proxy Statement and Form 10-K Report ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Virtual Control Number to vote by Internet or request a paper copy of the proxy materials. You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://www.viewproxy.com/AnnovisBio/2024 or By email at: requests@viewproxy.com Please include the company name and your Virtual Control Number in the e-mail subject line.

Get informed before you vote *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! FLASHID-JOB# For complete information and to vote, visit www.ProxyVote.com Control # Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 148,294 322,224 1 OF 2 30# Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 XXXX XXXX XXXX XXXX ANNOVIS BIO, INC. 2024 Annual Meeting Vote by June 11, 2024 11:59 PM ET You invested in ANNOVIS BIO, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 12, 2024. View the Annual Report, Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 12, 2024 10:00 AM EDT Annual Meeting to be held virtually To attend, you must register as a Beneficial Holder at the below URL: http://www.viewproxy.com/AnnovisBio/2024

Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com FLASHID-JOB# Control # XXXX XXXX XXXX XXXX 1.00000 322,224 148,294 Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. ANNOVIS BIO, INC. 2024 Annual Meeting Vote by June 11, 2024 11:59 PM ET 1. Election of Directors Nominees: 1A Michael Hoffman For 1B Maria Maccecchini For 1C Claudine Bruck For 1D Reid McCarthy For 1E Mark White For 2 Approval of an amendment to the Company's 2019 Equity Incentive Plan. For 3 Ratification of the selection of Ernst & Young LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.